UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 08, 2023

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 987-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2023, Dr. Keh-Shew Lu, Chairman, President and Chief Executive Officer of Diodes Incorporated, (the “Company”), as well as Brett R. Whitmire, Chief Financial Officer of the Company, Emily Yang, Senior Vice President, Worldwide Sales and Marketing of the Company, Gary Yu, Chief Operating Officer of the Company and Gurmeet Dhaliwal, Director of Investor Relations for the Company, participated in a conference call to discuss the Company’s third quarter 2023 financial results. A recording of the conference call has been posted on the Company’s website at www.diodes.com, and copy of a transcript of the conference call is furnished as Exhibit 99.1 to this Report. Information contained in or accessible through the Company’s website shall not be deemed to be incorporated by reference into this Report.

In the above-mentioned conference call, the Company utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing the Company’s operating results in a manner that enables investors to more thoroughly evaluate its current performance as compared to past performance. The Company also believes these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these non-GAAP measures for the same purpose. The Company believes that investors should have access to the same set of tools that management uses in analyzing financial results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results and may differ from similar measures used by other companies. For a description, and reconciliation with GAAP, of these non-GAAP measures see the Company’s press release dated November 8, 2023, announcing the Company’s third quarter 2023 financial results, a copy of which was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2023.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 is incorporated herein by reference. The transcript of the earnings conference call furnished as Exhibit 99.1 provides an update on the Company’s business outlook, that is intended to be within the safe harbor provided by the Private Securities Litigation Reform Act of 1995 (the “Act”) as comprising forward looking statements within the meaning of the Act.

Additionally, the submission of the information set forth in this Item 7.01 is not deemed an admission as to the materiality of any information in this Report that is required to be disclosed solely by Regulation FD.

Item 8.01 Other Events.

From time to time, the Company may give corporate presentations to its customers, suppliers and other related interested parties. Copies of the Company’s corporate presentation slides, updated on November 8, 2023, are furnished herewith as Exhibit 99.2 and Exhibit 99.3. Exhibit 99.2 provides an update focused on the Company's third quarter 2023 financial results and Exhibit 99.3 is used in the Company's investor relations presentations.

In the corporate presentation slides furnished herewith as Exhibits 99.2 and 99.3, the Company utilizes financial measures and terms not calculated in accordance with GAAP in order to provide investors with an alternative method for assessing the Company’s operating results in a manner that enables investors to more thoroughly evaluate its current performance as compared to past performance. The Company also believes these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these non-GAAP measures for the same purpose. The Company believes that investors should have access to the same set of tools that management uses in analyzing financial results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results and may differ from similar measures used by other companies. For a description, and reconciliation with GAAP, of these non-GAAP measures see Exhibits 99.2 and 99.3.

The information in this Report, including Exhibits 99.1, 99.2, and 99.3, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Forward-Looking Statements

Statements in this Report (including in the documents furnished as Exhibits 99.1, 99.2 and 99.3) contain forward-looking statements that involve future risks and uncertainties as contemplated by the safe harbor provided by the Act. All statements, other than statements of historical facts, included in this Report (including the documents furnished as Exhibits 99.1, 99.2 and 99.3) should be regarded as “forward-looking statements”. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the fourth quarter of 2023, we expect revenue to be approximately $325 million plus or minus 3 percent; we expect GAAP gross margin to be 35.0 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 26.5 percent of revenue, plus or minus 1 percent; we expect net interest income to be approximately $2.0 million; we expect our income tax rate to be 18 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the fourth quarter are anticipated to be approximately 46.6 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that the COVID-19 pandemic may continue to have a material adverse effect on customer demand and staffing of our production, sales and administration facilities; the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that the cost, expense, and diversion of management attention associated with the LSC acquisition may be greater than we currently expect; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk that the coronavirus outbreak or other similar epidemics may harm our domestic or international business operations to a greater extent than we currently anticipate; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. Exhibit 99.2 and Exhibit 99.3 contain a more detailed listing of the risks and uncertainties associated with those forward-looking statements. Diodes undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Transcript of earnings conference call held on November 8, 2023.
99.2	Third quarter 2023 financial results.
99.3	Corporate slides for investor presentations.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED

Date:	November 13, 2023	By:	/s/Brett R. Whitmire
Brett R. Whitmire Chief Financial Officer